NUMBER                      FIRST                      SHARES
                                    COMMUNITY
JJ                                   BANCORP

     INCORPORATED UNDER THE LAWS                             SEE REVERSE FOR
      OF THE STATE OF CALIFORNIA                            CERTAIN DEFINITIONS

This certifies that                                            CUSIP 319838 10 1








is the record holder of

 FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, WITH NO PAR VALUE, OF

     -------------------                                 ------------------
------------------------     FIRST COMMUNITY BANCORP     -----------------------
     -------------------                                 ------------------

hereinafter called "the Corporation", transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed or assigned. By the acceptance of this Certificate, the holder hereof assents to and agrees to be bound by all of the provisions of the Articles of Incorporation and the By-Laws and all amendments thereto. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:





EXECUTIVE VICE PRESIDENT AND               PRESIDENT AND CHIEF EXECUTIVE OFFICER
  CHIEF FINANCIAL OFFICER

     A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class or series and the designations thereof, may be obtained by any shareholder of the Corporation upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


   TEN COM  -  as tenants in common                                        UNIF GIFT MIN ACT -- ___________Custodian__________
   TEN ENT  -  as tenants by the entireties                                                    (Cust.)             (Minor)
   JT TEN   -  as joint tenants with right of survivorship                               under Uniform Gifts to Minors
               and not as tenants in common                                              Act______________________
                                                                                                        (State)
                                                                       UNIF TRF MIN ACT -  _________ Custodian (until age ________)
                                                                                             (Cust)
                                                                                            _______________ under Uniform Transfers
                                                                                               (Minor)
                                                                                             to Minors Act ________________________
                                                                                                                 (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _____________________ hereby sell, assign and transfer unto

   PLEASE INSERT SOCIAL SECURITY OR OTHER
       INDENTIFYING NUMBER OF ASSIGNEE
 ------------------------------------------
/                                         /
------------------------------------------

--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------------------Attorney
to transfer the said stock in the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________

                                       X________________________________________
                                       X________________________________________
                                       NOTICE: THE SIGNATURE(S) TO THIS
                                               ASSIGNMENT MUST CORRESPOND WITH
                                               THE NAME(S) AS WRITTEN UPON THE
                                               FACE OF THE CERTIFICATE IN EVERY
                                               PARTICULAR, WITHOUT ALTERATION OR
                                               ENLARGEMENT OR ANY CHANGE
                                               WHATEVER.

Signature(s) Guaranteed

By____________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.